Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner; Director

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of Earliest Transaction Required to be Reported:	April 30, 2019

Designated Filer:	Thomas H. Lee Equity Fund VI, L.P.

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner Director

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of Earliest Transaction Required to be Reported:	April 30, 2019

Designated Filer:	Thomas H. Lee Equity Fund VI, L.P.

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner Director

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of Earliest Transaction Required to be Reported:	April 30, 2019

Designated Filer:	Thomas H. Lee Equity Fund VI, L.P.

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner Director

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of the Earliest Transaction Required to be Reported (Month/Day/Year):	April 30, 2019

Designated Filer:	Thomas H. Lee Equity Fund VI, L.P.

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Operating Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner Director

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of the Earliest Transaction Required to be Reported (Month/Day/Year):	April 30, 2019

Designated Filer:	Thomas H. Lee Equity Fund VI, L.P.

Signature:

THL OPERATING PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Great-West Investors, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner Director

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of the Earliest Transaction Required to be Reported (Month/Day/Year):	April 30, 2019

Designated Filer:	Thomas H. Lee Equity Fund VI, L.P.

Signature:

GREAT-WEST INVESTORS, L.P.
By: Thomas H. Lee Partners, L.P., its Attorney-in-Fact
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Putnam Investments Employees’ Securities Company III, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner Director

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]

Date of the Earliest Transaction Required to be Reported (Month/Day/Year):	April 30, 2019

Designated Filer:	Thomas H. Lee Equity Fund VI, L.P.

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III, LLC
By: Putnam Investments Holdings, LLC, its Managing Member
By: Putnam, LLC, its Managing Member
By: Thomas H. Lee Partners, L.P., its Attorney-in-Fact
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

June 26, 2019